Exhibit 10.4

AMENDMENT TO CERTIFICATE OF DESIGNATIONS

OF SERIES E CONVERTIBLE PREFERRED STOCK

THIS AMENDMENT TO CERTIFICATE OF DESIGNATIONS, dated as of February 1, 2005 (“Amendment”), is by and between JMAR Technologies, Inc., a Delaware corporation (“JMAR”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”).

Reference is made to the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series E Convertible Preferred Stock, $.01 Par Value Per Share (the “Certificate of Designations”), of JMAR. Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations.

NOW, THEREFORE, in consideration for the execution and delivery by JMAR of all documents requested by the holder of the Series E Preferred Stock and for other and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Certificate of Designations is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

“1. Designation: Number of Shares: The designation of said series of Preferred Stock shall be Series E 8% Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”). The number of shares of Series E Preferred Stock shall be 100,000. Each share of Series E Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.”

2. Section 5 of the Certificate of Designations is hereby amended by deleting subsection (b) in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) The number of shares of Common Stock issuable upon conversion of each share of Series E Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).”

3. Section 8 of the Certificate of Designations is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

“8. Mandatory Redemption. In the event any shares of Series E Preferred Stock are outstanding on July 7, 2006, the remaining Stated Value of such shares shall be redeemed for an amount equal to the product of the number of shares of Series E Preferred Stock outstanding on such date and the stated value, plus 2.0% of such product, and such shares shall be cancelled.”

4. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (a), (b) and (d) in their entirety and inserting the following in lieu thereof:

“(a) Monthly Payments. On August 1, 2004, the Corporation commenced monthly payments of $83,333.33 of the original Stated Value of the Series E Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the remaining Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on July 7, 2006. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.”

“(b) Payment in Common Stock. Notwithstanding the deferral of the remaining Monthly Payments, commencing on February 1, 2005 and continuing to July 7, 2006, the Corporation may elect to pay all or a portion of any deferred Monthly Amount(s) on the first business day of each calendar month (a “Repayment Date”) in registered shares of Common Stock on the terms set forth herein. If the Corporation elects to exercise this option, the Corporation shall deliver to the Holder a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full or in part on such Repayment Date in registered Common Stock (“Repayment Election Notice”). Such Repayment Election Notice shall be delivered to the Holder at least two (2) business days prior to the applicable Repayment Date (the date of such notice being hereinafter referred to as the “Notice Date”). If the Corporation repays all or a portion of the deferred Monthly Amount in shares of Common Stock, the number of such shares to be issued for such payment shall be equal to the number determined by dividing (x) the portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the lesser of (i) 85% of the average of the closing prices of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five trading days prior to the Repayment Date, or (ii) the closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market on the trading day immediately prior to the Repayment Date.”

“(d) Limitation on Repayment Amount. The dollar amount of the Monthly Amount that may be paid in shares of Common Stock on a Repayment Date in accordance with Section 10(b) above shall be limited to 25% of the aggregate dollar trading volume of the Common Stock for the 15 trading days immediately preceding the Repayment Date.”

5. This Amendment shall be effective as of the date hereof following the execution of same by each of JMAR and Laurus.

6. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to Certificate of Designations to be signed in its name this 1st day of February, 2005.

JMAR TECHNOLOGIES, INC.

By: Name: Title:	Joseph G. Martinez Joseph G. Martinez Senior Vice President & General Counsel

LAURUS MASTER FUND, LTD.

By: Name: Title:	Eugene Grin Eugene Grin Director

AMENDMENT TO CERTIFICATE OF DESIGNATIONS
OF SERIES F CONVERTIBLE PREFERRED STOCK

THIS AMENDMENT TO CERTIFICATE OF DESIGNATIONS, dated as of February 1, 2005 (“Amendment”), is by and between JMAR Technologies, Inc., a Delaware corporation (“JMAR”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”).

Reference is made to the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series F Convertible Preferred Stock, $.01 Par Value Per Share (the “Certificate of Designations”), of JMAR. Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations.

NOW, THEREFORE, in consideration for the execution and delivery by JMAR of all documents requested by the holders of the Series F Preferred Stock and for other and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Certificate of Designations is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

“1. Designation: Number of Shares: The designation of said series of Preferred Stock shall be Series F 8% Cumulative Convertible Preferred Stock (the “Series F Preferred Stock”). The number of shares of Series F Preferred Stock shall be 196,250. Each share of Series F Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.”

2. Section 5 of the Certificate of Designations is hereby amended by deleting subsection (b) in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) The number of shares of Common Stock issuable upon conversion of each share of Series F Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).”

3. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (a), (b) and (d) in their entirety and inserting the following in lieu thereof:

“(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $37,500 of the original Stated Value of the Series F Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.”

“(b) Payment in Common Stock. Notwithstanding the deferral of the next eighteen (18) Monthly Amounts, commencing on February 1, 2005 and continuing to February 5, 2007, the Corporation may elect to pay all or a portion of any deferred Monthly Amount(s) on the first business day of each calendar month (a “Repayment Date”) in registered shares of Common Stock on the terms set forth herein. If the Corporation elects to exercise this option, the Corporation shall deliver to the Holder a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full or in part on such Repayment Date in registered Common Stock (“Repayment Election Notice”). Such Repayment Election Notice shall be delivered to the Holder at least two (2) business days prior to the applicable Repayment Date (the date of such notice being hereinafter referred to as the “Notice Date”). If the Corporation repays all or a portion of the deferred Monthly Amount in shares of Common Stock, the number of such shares to be issued for such payment shall be equal to the number determined by dividing (x) the portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the lesser of (i) 85% of the average of the closing prices of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five trading days prior to the Repayment Date, or (ii) the closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market on the trading day immediately prior to the Repayment Date.”

“(d) Limitation on Repayment Amount. The dollar amount of the Monthly Amount that may be paid in shares of Common Stock on a Repayment Date in accordance with Section 10(b) above shall be limited to 25% of the aggregate dollar trading volume of the Common Stock for the 15 trading days immediately preceding the Repayment Date.”

4. This Amendment shall be effective as of the date hereof following the execution of same by each of JMAR and Laurus.

5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to Certificate of Designations to be signed in its name this 1st day of February, 2005.

JMAR TECHNOLOGIES, INC.

By: Name: Title:	Joseph G. Martinez Joseph G. Martinez Senior Vice President & General Counsel

LAURUS MASTER FUND, LTD.

By: Name: Title:	Eugene Grin Eugene Grin Director

AMENDMENT TO CERTIFICATE OF DESIGNATIONS
OF SERIES G CONVERTIBLE PREFERRED STOCK

THIS AMENDMENT TO CERTIFICATE OF DESIGNATIONS, dated as of February 1, 2005 (“Amendment”), is by and between JMAR Technologies, Inc., a Delaware corporation (“JMAR”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”).

Reference is made to the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series G Convertible Preferred Stock, $.01 Par Value Per Share (the “Certificate of Designations”), of JMAR. Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations.

NOW, THEREFORE, in consideration for the execution and delivery by JMAR of all documents requested by the holders of the Series G Preferred Stock and for other and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Certificate of Designations is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

“1. Designation: Number of Shares: The designation of said series of Preferred Stock shall be Series G 8% Cumulative Convertible Preferred Stock (the “Series G Preferred Stock”). The number of shares of Series G Preferred Stock shall be 196,250. Each share of Series G Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.”

2. Section 5 of the Certificate of Designations is hereby amended by deleting subsection (b) in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) The number of shares of Common Stock issuable upon conversion of each share of Series G Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).”

3. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (a), (b) and (d) in their entirety and inserting the following in lieu thereof:

“(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $37,500 of the original Stated Value of the Series G Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.”

“(b) Payment in Common Stock. Notwithstanding the deferral of the next eighteen (18) Monthly Amounts, commencing on February 1, 2005 and continuing to February 5, 2007, the Corporation may elect to pay all or a portion of any deferred Monthly Amount(s) on the first business day of each calendar month (a “Repayment Date”) in registered shares of Common Stock on the terms set forth herein. If the Corporation elects to exercise this option, the Corporation shall deliver to the Holder a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full or in part on such Repayment Date in registered Common Stock (“Repayment Election Notice”). Such Repayment Election Notice shall be delivered to the Holder at least two (2) business days prior to the applicable Repayment Date (the date of such notice being hereinafter referred to as the “Notice Date”). If the Corporation repays all or a portion of the deferred Monthly Amount in shares of Common Stock, the number of such shares to be issued for such payment shall be equal to the number determined by dividing (x) the portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the lesser of (i) 85% of the average of the closing prices of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five trading days prior to the Repayment Date, or (ii) the closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market on the trading day immediately prior to the Repayment Date.”

“(d) Limitation on Repayment Amount. The dollar amount of the Monthly Amount that may be paid in shares of Common Stock on a Repayment Date in accordance with Section 10(b) above shall be limited to 25% of the aggregate dollar trading volume of the Common Stock for the 15 trading days immediately preceding the Repayment Date.”

4. This Amendment shall be effective as of the date hereof following the execution of same by each of JMAR and Laurus.

5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to Certificate of Designations to be signed in its name this 1st day of February, 2005.

JMAR TECHNOLOGIES, INC.

By: Name: Title:	Joseph G. Martinez Joseph G. Martinez Senior Vice President & General Counsel

LAURUS MASTER FUND, LTD.

By: Name: Title:	Eugene Grin Eugene Grin Director

AMENDMENT TO CERTIFICATE OF DESIGNATIONS
OF SERIES H CONVERTIBLE PREFERRED STOCK

THIS AMENDMENT TO CERTIFICATE OF DESIGNATIONS, dated as of February 1, 2005 (“Amendment”), is by and between JMAR Technologies, Inc., a Delaware corporation (“JMAR”) and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”).

Reference is made to the Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series H Convertible Preferred Stock, $.01 Par Value Per Share (the “Certificate of Designations”), of JMAR. Unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Certificate of Designations.

NOW, THEREFORE, in consideration for the execution and delivery by JMAR of all documents requested by the holders of the Series H Preferred Stock and for other and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Certificate of Designations is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

“1. Designation: Number of Shares: The designation of said series of Preferred Stock shall be Series H 8% Cumulative Convertible Preferred Stock (the “Series H Preferred Stock”). The number of shares of Series H Preferred Stock shall be 392,500. Each share of Series H Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.”

2. Section 5 of the Certificate of Designations is hereby amended by deleting subsection (b) in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) The number of shares of Common Stock issuable upon conversion of each share of Series H Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).”

3. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (a), (b) and (d) in their entirety and inserting the following in lieu thereof:

“(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $75,000 of the original Stated Value of the Series H Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.”

“(b) Payment in Common Stock. Notwithstanding the deferral of the next eighteen (18) Monthly Amounts, commencing on February 1, 2005 and continuing to February 5, 2007, the Corporation may elect to pay all or a portion of any deferred Monthly Amount(s) on the first business day of each calendar month (a “Repayment Date”) in registered shares of Common Stock on the terms set forth herein. If the Corporation elects to exercise this option, the Corporation shall deliver to the Holder a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full or in part on such Repayment Date in registered Common Stock (“Repayment Election Notice”). Such Repayment Election Notice shall be delivered to the Holder at least two (2) business days prior to the applicable Repayment Date (the date of such notice being hereinafter referred to as the “Notice Date”). If the Corporation repays all or a portion of the deferred Monthly Amount in shares of Common Stock, the number of such shares to be issued for such payment shall be equal to the number determined by dividing (x) the portion of the Monthly Amount to be paid in shares of Common Stock, by (y) the lesser of (i) 85% of the average of the closing prices of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the five trading days prior to the Repayment Date, or (ii) the closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market on the trading day immediately prior to the Repayment Date.”

“(d) Limitation on Repayment Amount. The dollar amount of the Monthly Amount that may be paid in shares of Common Stock on a Repayment Date in accordance with Section 10(b) above shall be limited to 25% of the aggregate dollar trading volume of the Common Stock for the 15 trading days immediately preceding the Repayment Date.”

4. This Amendment shall be effective as of the date hereof following the execution of same by each of JMAR and Laurus.

5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to Certificate of Designations to be signed in its name this 1st day of February, 2005.

JMAR TECHNOLOGIES, INC.

By: Name: Title:	Joseph G. Martinez Joseph G. Martinez Senior Vice President & General Counsel

LAURUS MASTER FUND, LTD.

By: Name: Title:	Eugene Grin Eugene Grin Director